Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of The Washtenaw Group, Inc. (the “Company”) does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended December 31, 2003 (the “Report”) that:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles C. Huffman
President and Chief Executive Officer	Date: March 26, 2004

/s/ Howard M. Nathan
Vice President and Chief Financial Officer	Date: March 26, 2004